SCHEDULE 14A INFORMATION
PROXY  STATEMENT  PURSUANT  TO  SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF
1934
                              (AMENDMENT NO. ___)

Filed by the Registrant  [ X ]

Filed by a Party other than the Registrant[ ]

Check the appropriate box:

[   ] Preliminary Proxy Statement
[   ] Confidential, for Use of the  Commission  Only (as permitted by Rule 14a-
      6(e)(2))
[ X ] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting    Material    Pursuant    to    <section>240.14a-11(c)     or
      <section>240.14a-12


                         CIRCLE INCOME SHARES, INC.
              (Name of Registrant as Specified In Its Charter)


   (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]  No fee required.
[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1)  Title of each class of securities to which transaction applies:

      2)  Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      4)  Proposed maximum aggregate value of transaction:

      5)  Total fee paid:

[   ] Fee paid previously with preliminary materials.
[   ] Check box if any part of the fee is  offset  as  provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      1)  Amount Previously Paid:

      2)  Form, Schedule or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

                          CIRCLE INCOME SHARES, INC.
                          NOTICE AND PROXY STATEMENT

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD NOVEMBER 13, 1998


TO SHAREHOLDERS OF CIRCLE INCOME SHARES, INC.:

   The Annual Meeting of Shareholders of Circle Income Shares, Inc. will be held in Suite 500, The Columbia Club, 121 Monument Circle, Indianapolis, Indiana, on Friday, November 13, 1998, at 1:00 o'clock P.M. At that Meeting the following matters will be considered and voted upon as more fully explained in the Proxy Statement which follows this Notice:

   1.The election of the Board of Directors for the ensuing year.

   2.The ratification of the appointment of Arthur Andersen LLP, independent public accountants, as accountants and auditors of the Company for the current fiscal year.

   3.The transaction of any other business, not presently anticipated, that may properly come before the Meeting.

   The Board of Directors has determined that all Shareholders of record as of the close of business on October 1, 1998 will be entitled to vote on all matters that properly come before the Meeting.

   WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED AS PROMPTLY AS POSSIBLE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. SUCH ACTION WILL HELP YOUR COMPANY AVOID UNNECESSARY EXPENSE AND DELAY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. THE PROXY MAY BE REVOKED AS IS MORE FULLY EXPLAINED IN THE FOLLOWING PROXY STATEMENT.

   By order of the Board of Directors
   October  8, 1998


                                    Jacqueline A. Weitz, SECRETARY
                                    Circle Income Shares, Inc.
                                    Post Office Box 77004
                                    Indianapolis, Indiana 46277-7004
                                    Phone: 317-321-8180

                      CIRCLE INCOME SHARES, INC.

                        Post Office Box 77004,
                   Indianapolis, Indiana 46277-7004

                           October  8, 1998

                            PROXY STATEMENT

                    ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD NOVEMBER 13, 1998


SOLICITATION OF PROXIES

   The Proxy which accompanies this statement is solicited by the Board of Directors of Circle Income Shares, Inc. (the "Company"). The Proxy and this Proxy Statement are being mailed to the Company's Shareholders on or about October 8, 1998. It is anticipated that the solicitation will be made by mail, but if necessary to insure a quorum at the Meeting, the Company may supplement this solicitation by solicitation through securities dealers and by telephone calls to Shareholders. Such calls would be made by regular employees of Banc One Investment Advisors Corporation, the Company's investment advisor (the "Advisor") whose services would be furnished to the Company under the existing Investment Advisor Contract at no additional expense to the Company. Otherwise, the solicitation will be made at the expense of the Company and the Company will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in forwarding Proxy material to the beneficial owners of shares.

FINANCIAL STATEMENTS

   The Annual Report of the Company for the fiscal year ended June 30, 1998 has previously been mailed to all Shareholders of record. The Company will furnish, without charge, a copy of the Annual Report to all Shareholders who request a copy by calling the Company, collect at 1-317- 321-8180.

SHARES ENTITLED TO VOTE

   As of the record date noted below, there were outstanding 2,803,476 shares of the Company's $1 par value Common Stock. Each share will be entitled to one vote on each matter acted upon at the Meeting. The Company has no other securities outstanding. The Board of Directors has determined that all Shareholders of record as of the close of business on October 1, 1998, will be entitled to vote on all matters that properly come before the Meeting.

   A Proxy may indicate that all or a portion of the shares represented thereby are not being voted with respect to a specific proposal. This could occur, for example, when a broker is not permitted to vote shares held in street name on certain proposals in the absence of instructions from the beneficial owner. Shares that are not voted with respect to a specific proposal will be considered as not present for such proposal, even though such shares will be considered present for purposes of determining a quorum and voting on other proposals. Abstentions on a specific proposal will be considered as present, but not as voting in favor of such proposal. Directors will be elected by a plurality of the votes cast. Accordingly, neither the nonvoting of shares nor abstentions will affect the outcome of Director elections.

   To the best of the Company's knowledge, on October 1, 1998, no person beneficially owned 5% or more of the then outstanding shares of its Common Stock.

ADJOURNMENT

   In the event that sufficient votes in favor of any of the proposals set forth in the Notice of Annual Meeting are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any of such proposals. Indiana law provides that this adjournment may be made without notice so long as the new date, time or place is announced at the Meeting prior to the adjournment. If the Meeting is adjourned to a date more than 120 days from the date fixed for the original Meeting, a new record date must be established and notice given.

REVOCABILITY OF PROXIES

   A Proxy may be revoked at any time prior to its being voted. Such revocation may be made by written notice, by later Proxy delivered to the Secretary of the Company or by voting in person at the Meeting. Unless revoked, a Proxy will be voted at the Meeting in accordance with the instructions of the Shareholder in the Proxy as to Proposals 1 and 2 or, if no instructions are given, for the election of Directors and for the ratification of the accountants and auditors.

THE INVESTMENT ADVISOR

   The Company's Advisor is Banc One Investment Advisors Corporation, an indirect wholly owned subsidiary of Banc One Corporation. In November 1997, with the approval of the Company's Board of Directors, the Advisor assumed the Company's Investment Advisory Contract, dated November 4, 1993, from its affiliate, Bank One, Indiana, NA. The terms of the Investment Advisory Contract (including the services provided and the compensation paid to the Advisor were not changed, and there were no changes in manner in which the investment advisory services are performed or the management and operating personnel who provide those services. The Advisor is located at 1111 Polaris Parkway, Columbus, OH 43271-0211.

                              PROPOSAL 1
                         ELECTION OF DIRECTORS

   THE NOMINEES. The persons named to vote the accompanying Proxy intend, unless otherwise directed, to cast all votes for the election of the six nominees listed below. Each of the nominees is presently a Director and each has consented to being named as nominee in this Proxy Statement and has agreed to serve if elected. The Directors elected at this Meeting will serve until the next Annual Meeting of the Shareholders of the Company and until their successors have been elected and qualified.

Frederick R. Ford
   AGE:   62
   POSITION WITH THE COMPANY: Dr. Ford has been a Director of the Company since April 1984. As a Director, he is a member of the Audit Committee.

   BUSINESS EXPERIENCE DURING THE LAST FIVE YEARS: Dr. Ford is currently Executive Vice President and Treasurer Emeritus of Purdue University. He retired June 30, 1998 from Purdue University where he had served as Executive Vice President and Treasurer since January 1974. As the chief financial and business officer, he managed all securities, properties, and funds belonging to the University and all trusts in which the University is interested. In addition, he was responsible for all business operations, physical plant, housing and food services, internal auditing and investments.

   OTHER DIRECTORSHIPS: Dr. Ford is also a Trustee of Teachers Insurance and Annuity Association.

Bruce J. Glor*
   AGE:   49
   POSITION WITH THE COMPANY: Mr. Glor has been a Director and President of the
   Company since November 1996.   As  a  Director,  he is a member of the Audit
   Committee.

   BUSINESS EXPERIENCE DURING THE LAST FIVE YEARS: Mr. Glor joined Bank One in June 1994 as Senior Vice President for Bank One, Akron, NA where he managed the Akron/Canton office. Since January 1996 he has served as Executive Vice President and Managing Director of the Indiana Investment Management Group of Bank One Trust Company, NA. As Managing Director, he is responsible for Retirement Services, Personal Investing and Trust business in the state. He is also a member of the Senior Management Committee and Indiana Leadership Council. Prior to joining Bank One, Mr. Glor was Regional Manager for Marine Midland Bank's Private Clients Group.

   OTHER DIRECTORSHIPS:  None

Steven R. Hazelbaker
   AGE:   42
   POSITION WITH THE COMPANY: Mr. Hazelbaker has been a Director of the Company since April 1997. As a Director, he is a member of the Audit Committee.

   BUSINESS EXPERIENCE DURING THE LAST FIVE YEARS: Mr. Hazelbaker has served as Chief Financial Officer and Treasurer of Meridian Insurance Group, Inc. since April 1994. As the Chief Financial Officer, he is responsible for investments, cash management, financial reporting, taxes, billings and collections. Prior to joining Meridian, Mr. Hazelbaker was a partner with Coopers & Lybrand (now PricewaterhouseCoopers LLP).

   OTHER DIRECTORSHIPS: Mr. Hazelbaker serves as a director of Citizen Security Mutual Insurance Company and Meridian Security Insurance Company and its subsidiaries.

Michael S. Hunt
   AGE:   52
   POSITION WITH THE COMPANY: Mr. Hunt has been a Director of the Company since July 1994. As a Director, he is a member of the Audit Committee.

   BUSINESS EXPERIENCE DURING THE LAST FIVE YEARS: Mr. Hunt is presently a consultant with Life Science Advisors, LLC. He retired from Eli Lilly and Company in May 1997. From September 1994 to May 1997, Mr. Hunt served as Vice President of North American Pharmaceutical Business Development for Eli Lilly and Company ; from January 1993 to September 1994, Mr. Hunt served as Vice President of Pharmaceutical Strategic Planning and, prior thereto, served as Vice President and Treasurer of Eli Lilly and Company. As Vice President of North American Pharmaceutical Business Development, Mr. Hunt was responsible for pharmaceutical business planning and licensing for North America.

   OTHER DIRECTORSHIPS: None

James D. Keckley*
   AGE: 75
   POSITION WITH THE COMPANY: Mr. Keckley has been a Director of the Company since April 1973. As a Director, he is a member of the Audit Committee.

   BUSINESS EXPERIENCE DURING THE LAST FIVE YEARS AND OTHER DIRECTORSHIPS: Mr. Keckley is retired. Prior to his retirement on January 1, 1990, Mr. Keckley served as Executive Vice President of Bank One, Indiana, NA. As Executive Vice President of Bank One, Indiana, NA, he was responsible for the Private Banking Division of the Trust & Asset Management Group.

   OTHER DIRECTORSHIPS: None

E. Lynn Plaster*
   AGE: 59
   POSITION  WITH THE COMPANY:   Mr. Plaster has been a Director of the Company
   since November 1983. As a Director, he is a member of the Audit Committee.

   BUSINESS EXPERIENCE DURING THE LAST FIVE YEARS: Mr. Plaster is retired. Mr. Plaster served as a managing Director of Oxford Financial Advisors Corporation from February 1994 to April 1995; prior thereto Mr. Plaster served as Executive Vice President and Chief Trust Officer of Bank One, Indiana, NA.

   OTHER DIRECTORSHIPS: None

   TRANSACTIONS AND OTHER RELATIONSHIPS BETWEEN THE NOMINEES AND THE ADVISOR. Management of the Company does not believe that any of the nominees, other than Bruce J. Glor, James D. Keckley and E. Lynn Plaster, are "interested persons" of the Company. None of the nominees owns in excess of 1% of

* Because of Mr. Glor's affiliation with the Advisor and security holdings of Banc One Corporation, the Advisor's indirect parent, and because of Mr. Keckley's and Mr. Plaster's security holdings of Banc One Corporation, Mr. Glor, Mr. Keckley and Mr. Plaster are "Interested Persons" as that term is defined in the Investment Company Act of 1940.

   the outstanding stock of the Advisor or its ultimate parent, Banc One Corporation. All of the nominees have been customers of and have had transactions with the bank affiliates of the Advisor in the ordinary course of business. Additional transactions may be expected to take place in the future. All outstanding loans and commitments to nominees were made on substantially the same terms (including interest rates and collateral requirements) as those prevailing at the time for comparable transactions with other persons except that the nominees who are employees of the Advisor receive favorable interest rates consistent with the Advisor's employment policies.

   BENEFICIAL OWNERSHIP OF SECURITIES. Management knows of no person beneficially owning more than five percent (5%) of the Company's Common Stock. At June 30, 1998 the Company's Officers and Directors, as a group, owned less than 1% of the outstanding Common Stock.

   COMPENSATION OF DIRECTORS AND OFFICERS. The Company pays no director's fees, salaries or other cash or noncash compensation to any of its Directors or Officers who are officers, directors or employees of the Company's Advisor or its affiliates. Because all of the Company's executive officers are employed by Banc One Corporation or its affiliates, the Company paid no cash compensation to its executive officers during the last fiscal year. Directors who are not employed by the Advisor or its affiliates are entitled to reimbursement for travel and out-of-pocket expenses in connection with attending meetings of the Board or its committees. Each Director who is not affiliated with the Advisor receives a fee of $3,600 per year, $200 for each Board of Directors meeting attended, and $200 for each audit committee meeting attended.

   STANDING BOARD COMMITTEES. Messrs. Ford, Glor*, Hazelbaker, Hunt, Keckley* and Plaster*, current Directors of the Company, constitute the duly appointed audit committee of the Company. During the fiscal year ended June 30, 1998, the audit committee met one time. The audit committee is responsible for meeting with the Company's independent auditors to discuss and review the scope of their audit, the Company's accounting principles, policies and practices, the results of the audit, the adequacy of the Company's accounting, financial and operating controls and such other matters as the audit committee may determine appropriate. The Company has no nominating or compensation committees.

   MEETINGS OF THE BOARD OF Directors. During the fiscal year ended June 30, 1998, four meetings of the Board of Directors were held. None of the Company's incumbent Directors attended fewer than 75% of the total number of meetings of the Board, including meetings of the committees on which he served, held while he was a Director.

   EXECUTIVE OFFICERS AND SIGNIFICANT EMPLOYEES. Information regarding the Company's executive officers and significant employees, each of whose principal occupation is his position with the Advisor or an affiliate of Banc One Corporation, is set forth below, and as to certain officers who are also nominees for Director, above under "Election of Directors". Prior to his current position with the Advisor, Mr. Young served as Senior Audit Manager with Deloitte & Touche LLP. The other executive officers and significant employees have held the same or similar positions with the Advisor or its affiliates during the past five years.

    NAME AND AGE                POSITIONS WITH THE COMPANY                    PRESENT POSITION
Bruce J. Glor                  President and Director since           Managing Director, Indiana
Age: 49                        November 8, 1996.                      Investment Management Group Bank
                                                                      One Trust Company, NA
Jeffrey W. Fountain            Executive Vice President               Vice President &  Investment
Age: 42                        since March 21, 1994; Vice             Officer Banc One Investment
                               President from January 28,             Advisors Corp.
                               1988 to March  21,1994.
Robert Young,                  Treasurer since November               Managing Director, Mutual Funds
Age: 35                        13,1997.                               Banc One Investment Advisors
                                                                      Corp.
Timothy P. Holihen,            Vice President since March             Managing Director, Institutional
Age: 42                        21, 1994.                              Account Group Banc One Investment
                                                                      Advisors Corp.
Jacqueline A. Weitz,           Secretary since January 17,            VicePresident & Relationship
Age: 46                        1997.                                  Manager Bank One, Trust Company,
                                                                      NA
Thomas F. Wilson               Vice President since August            Vice President & Investment
Age: 58                        9, 1990.                               Officer Banc One Investment
                                                                      Advisors Corp.


        SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Officers and Directors, and persons who own more than 10% of the Company's Common Stock, to file reports of ownership with the Securities and Exchange Commission. Officers, Directors and greater than 10% Shareholders are required to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that during the fiscal year ended June 30, 1998, no Officer or Director of the Company failed to file on a timely basis any reports required by Section 16(a). The Company had no greater than 10% Shareholders during the fiscal year.

                              PROPOSAL 2
            RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

   Arthur Andersen LLP, who are independent public accountants, have served as accountants and auditors for the Company since its inception. They have been reappointed for the current fiscal year, subject to ratification by the Shareholders, by the unanimous vote of the Company's Board of Directors at a meeting held on July 17, 1998, at which a majority of those of the Company's Directors who were not interested persons of the Company were present, in person. The persons named to vote the accompanying Proxy intend unless otherwise directed, to cast all votes for ratification of Arthur Andersen LLP as accountant and auditors for the Company. A representative of Arthur Andersen LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if he desires to do so, and to be available to respond to appropriate questions.

                SHAREHOLDER PROPOSALS FOR 1999 MEETING

   To be considered for inclusion in the Company's Proxy material for the 1999 Annual Meeting, proposals that Shareholders wish to present to the meeting must be received by the Company as its principal address (the address shown on the cover of this Proxy Statement) no later than June 10, 1999. Any shareholder proposal received after that date will not be included in the Company's Proxy materials, and will be considered untimely for consideration at the 1999 Annual Meeting unless the Company receives notice of the proposal by no later than August 24, 1999.

                             OTHER MATTERS

   At the date of this Proxy Statement, the Company does not know of any other matters which will be presented for action at the Meeting. If, however, other matters properly do come before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote said Proxy on each matter in accordance with their judgment.


                                    Jacqueline A. Weitz, SECRETARY

                        YOUR VOTE IS IMPORTANT.

      PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                     USING THE ENCLOSED ENVELOPE.

PROXY                                                             PROXY


                             CIRCLE INCOME
                             SHARES, INC.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     The undersigned hereby appoints Steven H. Hazelbaker and James D. Keckley or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Circle Income Shares, Inc. held of record by the undersigned on October 1, 1998 at the annual meeting of shareholders to be held on November 13, 1998.

      PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                      USING THE ENCLOSED ENVELOPE

             (Continued and to be signed on reverse side.)

   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.  __



1. Election of Directors -    FOR   WITHHOLD
                              All   All            For All (Except Nominee(s))
                                                   written below)
   Nominees: Frederick R. Ford,
   Bruce J. Glor, Steven R. Hazelbaker,
   Michael S. Hunt, James D. Keckley,
   E. Lynn Plaster

2. Proposal to approve the appointmentFor          Against     Abstain
   of Arthur Andersen LLP as the
   independent public accountants of
   the Company.

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for the election as directors of all nominees listed under Proposal 1 and for Proposal 2.

                                    Dated: __________________, 1998.

Signature(s)



Please sign exactly as name appears below. If there are two or more owners, all owners should sign. When signing as attorney, as executor/administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.